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                        SECURITIES AND EXCHANGE COMMISSION


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                                    FORM 8-K



                                  CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



    Date of Report (date of earliest event reported):      April 7, 1995
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                                     Armco Inc.
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                 (Exact name of registrant as specified in charter)



             Ohio                    1-873-2             31-0200500
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(State or other jurisdiction        (Commission         (I.R.S. Employer
of incorporation or organization)   File Number)        Identification No.)



One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania   15219-1415
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         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  412/255-9800
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On April 7, 1995, Armco Inc. ("Armco") completed the sale of its ongoing insurance operations, Northwestern National Holding Company, Inc. and its subsidiaries, to Vik Brothers Insurance, Inc., a privately held property and casualty insurance holding company (the "Purchaser"), pursuant to the Stock Purchase Agreement, dated as of August 2, 1994 (the "Agreement"), among Armco, Armco's subsidiary, Armco Financial Services Corporation ("AFSC"), and the Purchaser. At the closing, the Purchaser paid $64 million in cash and, under the terms of the Agreement, is to pay an additional $15 million in three years, subject to an adjustment based on a reserve analysis at that time.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

b.     Pro Forma Financial Information.


Armco's Statement of Consolidated Financial Position at December 31, 1994, reported its investment in the ongoing insurance operations at estimated net realizable value together with its investment in the runoff insurance operations, which are being liquidated, as a single amount captioned "Investment in AFSG". Since the proceeds from the sale, which equaled Armco's estimated net realizable value, were paid to AFSC and will remain committed to the support of Armco's runoff insurance operations, the completion of this transaction has no effect on Armco's 1994 Statement of Consolidated Operations or Statement of Consolidated Financial Position. As such, no pro forma financial statements reflecting the effect of the completion of this transaction are required to be presented. Armco had recorded a charge against 1993 fourth quarter earnings of $45 million to reduce its investment in the ongoing insurance operations to estimated net realizable value.

c.     Exhibits.

10. Stock Purchase Agreement, dated as of August 2, 1994, among Armco Inc., Armco Financial Services Corporation and Vik Brothers Insurance, Inc. Incorporated by reference from Exhibit 10 to Armco's Quarterly Report on Form 10-Q for the quarter ended June 30, 1994.

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                                SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ARMCO INC.



Date:  April 18, 1995                   By: /s/ Gary R. Hildreth
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                                               Gary R. Hildreth
                                               Vice President


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